NAVISTAR

For more than 175 years
we've been helping people from every corner of the world
move the goods that move the welfare of entire nations.

NAVISTAR

NYSE: NAV 1 4th Quarter 2010 Earnings Presentation December 22 nd , 2010 Exhibit 99.2

NYSE: NAV
2 2
Safe Harbor Statement
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item
1A, Risk Factors,
included within our Form 10-K for the year ended October 31, 2010, which was filed on
December 21, 2010.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.
Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-
looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE: NAV
3 3
Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs).
It also excludes financial services and other expenses that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

NYSE: NAV 4 4 Agenda • 4Q financials • Full-year • Strategic update • Driving shareowner value

NYSE: NAV
5 5
What We Said on the 3
rd
Quarter Call
for Full Year 2010
*This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation
Guidance
Actual
Truck Industry Units
190,000 to 195,000 191,300
Revenue ($ Billions)
12.2 to 12.5 12.1
($ Millions (excluding EPS))
Mfg. Segment Profit*
750 to 800 741**
Below the line items*
(525) to (534) (495)
Profit Excluding Tax
225 to 266 246
Net Income attributable to NIC
202 to 238 223
Tax Rate
10% to 11% 9.4%
Diluted EPS attributable to NIC
$2.75 to $3.25 $3.05**
# of shares
~73.3M 73.2M
**FY2010 includes $10M ($0.14) of cost for UAW agreement
$751
$3.19

TERRAStar

Mahindra
NAVISTAR

DURAStar

MAXXFORCE
MAXXFORCE
MAXXFORCE
MAXXFORCE 15

NAVISTAR

NYSE: NAV
4Q Operations
Overall segment margins strong
• UAW agreement expenses
- One time items
- Move production to Escobedo
• Product development expense
- 4Q 2010 $126M vs. $94M in 4Q 2009
- Launched
TerraStar™
Australia
India
• Military Parts revenue
- 4Q 2010 $96M vs. $213M in 4Q2009
Equity in (loss) income of non-
consolidated affiliates
• JV investment
- 4Q2010 ($18M) vs. ($10M) in 4Q2009
9800
CT630 CT610
40T/49T
31T
9 10 DT
7
11 13
Brazil
2010 emission engines
6

NYSE: NAV
7
75,800
86,900
22,700
24,800
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
100,000
FY 2009 FY 2010 Q409 Q410
167,800
215,500
51,300
57,600
101,500
24,900
39,600
0
50,000
100,000
150,000
200,000
250,000
300,000
FY 2009 FY 2010 4Q09 4Q10
4Q2010 and Full Year Information
Consolidated Revenues
($ in millions)
Yearly and Quarterly Truck  Chargeouts Yearly and Quarterly Engine Shipments
Q/Q
Chargeouts
increased
~9%
Q/Q
Shipments
decreased
~37%
Y/Y Shipments
decreased ~11%
Y/Y Chargeouts
increased ~15%
- Ford
269,300
240,400
90,900
$11,569
$12,145
$3,285
$3,372
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
FY 2009 FY 2010 Q409 Q410
Q/Q
Revenues
increased
~3%
Military Revenues
($ in millions)
$400
$495
$213
$96
$0
$100
$200
$300
$400
$500
$600
$700
4Q 2009 4Q 2010
Truck Parts
$613
$591

WorkStar
DuraStar
TranStar
MaxxForce
MaxxForce
Power Stroke Diesel

Mahindra
Navistar
JAC
Motors
Neobus
MaxxForce
MaxxForce
MaxxForce
MaxxForce 15
purePOWER
TECHNOLOGIES
A NAVISTAR COMPANY

NAVISTAR

NYSE: NAV
8 8
2007 Product Offerings
2011 Product Offerings
Well Positioned for Future
Purchased Engines
7 7
DT DT 9 9 10 10
9900
SCHOOL BUS
9200 / 9400
Global Powertrain
7.2L
9.3L
4.8L
9 10 DT
7
11 13
JAC JV and NEOBUS JV are pending.

NYSE: NAV
9 9
Medium
Truck
Great Products –
Market Share
Severe
Service
Truck
Heavy
Truck
FY07 60%
FY08 55%
FY09 61%
FY10 59%
FY07 36%
FY08 36%
FY09 35%
FY10 38%
FY07 25%
FY08 27%
FY09 34%
FY10 33%
FY07 15%
FY08 19%
FY09 25%
FY10 24%
Class 8
School
Bus
(U.S. & Canada)
School Bus & Combined Class 6-8 Market Share –
FY08:          ; FY09:           ; FY10:
Note:   Market Share based on brand and Severe Service Truck market share excludes military
FY07 18%
FY08 22%
FY09 28%
FY10 26%

Configurations
Big Bore
11L-15L
2009 Transition
11L/13L
46%
15L
54%
<425 hp
12%
425-455 hp
64%
475-550 hp
24%
2010
MaxxForce®
11L/13L
330 hp-475 hp @ 1900 rpm
1250-1700 hp lb.–ft. @ 1000 rpm

NAVISTAR

NYSE: NAV
10 10
2010 U.S. and Canada Heavy Strategy –
Maintain 25% Class 8 Share
MaxxForce
®
13L
• Successfully transitioning customers to 13L
• Current run rate up to 110 per day, moving to 200 per day
• Run rate will increase throughout 2011 to coincide with
industry demand
• Industry converting to 13L engines
MaxxForce
®
15L
• Now accepting orders
• EPA certification has been submitted in October
• Customer delivery starts in January 2011
• Additional high volume applications will be phased in
through April 2011 with marketing push at Mid-America
Truck Show
2010 Strategy
• Convert customers to the
MaxxForce
®
13L
• Drive customer –
pre/post buy

PACIFIC
OCEAN
ATLANTIC
OCEAN
Ottawa
Washington D. C.
New York
San Francisco
Los Angeles
Nassau
Havana
Gulf of Mexico
Mexico City
Belmopan
Guatemala
San Salvador
Tegucigalpa
Caribbean Sea
Tropic of Cancer

NAVISTAR

NYSE: NAV
11 11
• Moving from focused facilities to
flexible manufacturing to minimize
logistics cost
• School bus:  All assembly in Tulsa
• Huntsville – ability to produce
V8/I6/DT engines on same line
What’s next?
• Engineering
Competitive Cost Structure
EAP
GAP
CAP
SAP
TBP
HEP
CBP
MPP
Product Development
FY 2009 FY 2010
$433M $464M
$94M
Q4 2010 product development was
$126M

NYSE: NAV
12 12
Competitive Cost Structure
New Labor Agreement/Integrated Product Development Center
Ft. Wayne Ft. Wayne
Engineering Center Engineering Center
Melrose Park Melrose Park
Future
• Capitalize on integration at lower cost
• Increase shareowner value
Strategy
• Labor agreement
• Leveraging assets
• Integrated Product Development Center
Past/Present

Capability Insertion
Parts
Services
Direct Foreign Vehicles
U.S. and FMS Vehicles

$1.5 to $2.0 Billion Revenue

NYSE: NAV
13 13
Navistar Defense
Sustainable Revenue
2008 2009 2010 2011
> $2B > $2B > $2B $1.5-$2.0B
• U.S. and FMS $1.3B Continue at lower rate (-)
• Foreign Direct $0.3B U.K./Canada/26 countries (+/-)
• Parts & Services $0.5B Continue w/more vehicles (+/-)
• Capability Insertion $0.1B Increasing (+)
• Total $2.2B
250 MaxxPro Recovery
Vehicles
175 MaxxPro Dash w/ DXM
Heavy Truck Tractors New customer –
Navy Seabees
2011 Goal
~$400M in awards within last three months
Recent Wins:

Defense Spending in 2009 (in Billion USD)
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$-
United States
China
United Kingdom
France
Japan
Saudi Arabia
Germany
India
Italy
Russia
Korea, South
Brazil
Canada
Australia
Spain
Turkey
Colombia
Israel
Netherlands
Poland

NAVISTAR

NYSE: NAV
14 14
Top 15
Countries
International Market
Global Defense Budgets
1. China
2. United Kingdom
3. France
4. Japan
5. Saudi Arabia
6. Germany
7. India
8. Italy
9. Russia
10. S. Korea
11. Brazil
12. Canada
13. Australia
14. Spain
15. Turkey
Iran
Colombia
Israel
Netherlands
Poland
Taiwan
Greece
Singapore
United Arab Emirates
Sweden
Norway
Pakistan
Egypt
Algeria
Belgium
Thailand
Switzerland
Oman
Chile
Denmark
50 Countries (Including US) Define 87% of the Global Defense Marketplace;
13 of top 15 Accessible to US Defense Companies
Domestic US Markets
Accessible International Markets
Excluded International Markets
Copyright ©
Jane’s
Information Group Inc., 2010. All rights reserved.
Next in
Rank

NYSE: NAV
15 15
School Bus Class 6 and 7
Combined
Class 8 Engines Class 4 and 5
Existing Platforms + Survivability Solutions = Success
Existing Platforms + Survivability Solutions = Success
Navistar Defense
Leveraging Platforms

[NC]2

WORKStar

TRANStar

PROStar

LONEStar

TRANStar

Mahindra NAVISTAR

[NC]2

[NC]2

DURAStar

NAVISTAR

NYSE: NAV 16 16 India India Latin America Latin America 40T/49T 25T Tipper 31T South Africa South Africa 2011 Global Truck Australia Australia CT630 CT610 Brazil Brazil 9800

NYSE: NAV 17 17 2011 Global Truck

NAVISTAR
GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

NAVISTAR

NYSE: NAV
18
A. J. Cederoth – EVP & CFO
• Strategy
• Manufacturing cash
update
• NFC liquidity remains
strong
• Driving shareowner value
- Managing legacy costs
- Realizing tax value
• Results will flow with
recovery
• Thoughts for 2011

NAVISTAR®
GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

$20.00
$15.00
$10.00
$5.00
$-
$(5.00)
$(10.00)
Earnings per Share
150
200
250
300
350
400
450
500
Traditional Industry Volume (Thousands of Units)
$1.8B Segment Profit Goal @ 360k units***
2008 Actual*
2010 Actual
2009 Actual**
Notes:
* 2008 excludes Impairment
** 2009 excludes Ford and 1-time items

- Goal of:
  - ✓ $20 billion in revenue
  - ✓ $1.8 billion in segment profit at average of cycle
  - ✓ Profitable at all points in the cycle
- Focus is on reducing impact of cyclicality
  - Non-traditional/expansion markets
  - Grow parts
- Improve cost structure while developing synergistic niche businesses with richer margins
- Improve conversion rate of operating income into net income
- Controlling our Destiny

NAVISTAR

NYSE: NAV 19 Strategy - Leveraging What We Have and What Others Have Built Note: This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.

NYSE: NAV
4Q Manufacturing Cash Update
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
20
($ millions)
July 31, 2010 ending manufacturing cash
1
$757
Manufacturing EBITDA $123
Change in net working capital
2
$308
Capital expenditures ($85)
Other cash flows ($3)
October 31, 2010 ending manufacturing cash
1
$1,100
1
Includes marketable securities and cash from the consolidation of non-controlling minority interests
(includes $49 million and $16 million of cash and cash equivalents at July 31 and October 31, 2010, respectively, from BDP and BDT)
2
NWC = A/R, Inventory, Other Current Assets, A/P & Other Current Liabilities

Dealer Floor Plan

NAVISTAR CAPITAL

a GE Capital program

NAVISTAR

NYSE: NAV
21 21
Navistar Financial Corporation (NFC) -
Leveraging Assets & Controlling Our Destiny
• Liquidity is strong: $719M
- Dealer floor plan structures refinanced with > $529M of liquidity
• Retail portfolio allied with GE Capital
- Navistar Capital fully integrated
• FY 2010 profitability of $95M and leverage has improved (7:1)
Retail Notes Bank Facility
• $815M of availability
remaining
– Funding for retail notes,
wholesale notes, retail
accounts, and dealer open
accounts
– Matures December 2012
On balance sheet
• Situation as of Oct 31, 2010
– ~$1.1B funding facility
(NFSC)
– $529M available
• NFSC wholesale trust
– Bank conduit portion renewed
August 2010
– Public portions mature
January 2012 and October
2012
On balance sheet
• Broaden product offering
• Enhanced ability to support
large fleets
Note:  $95 million of profitability is  for total financial services

Pension

Healthcare (OPEB)

Working Capital

Taxes

NYSE: NAV
22 22
Control Below the Line
• FY2010 actual expense: $142M
• FY2011 not expected to be exceed
FY2010 expense
• Fiscal year pension returns were
17.5%
• Pension Relief Act benefits funding
• FY2010 actual expense: $37M
• Continued dialogue around long term
solution
• OPEB underfunded balance was
reduced in 2010 by $505M
• Managed through 2010 product
transition
• Global strategy will present new
challenges, value of partners
• 2011 opportunities
• 2011 tax rate expected to be between
13% and 18%
• Long-term outlook  - potential to
consume NOL
• Value of deferred tax assets will have
positive impact on balance sheet

NAVISTAR®
GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

- Performed at high end or above range for the last three years
- Better core performance in 2010 than in 2008

$1.8B Segment Profit Goal @ 350k units***
Original $1.8B Segment Profit Goal @ 415k units
2008 Actual*
2010 Actual
2009 Actual**
Earnings per Share
$20.00
$15.00
$10.00
$5.00
$-
$(5.00)
$(10.00)
150
200
250
300
350
400
450
500
Traditional Industry Volume (Thousands of Units)
Notes:
* 2008 excludes impairment
** 2009 excludes Ford and 1-time items

NAVISTAR

NYSE: NAV
23
Positioned to Take Advantage of
Industry Recovery
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
FY2008 FY2009 FY2010
Defense Revenues $3.9B $2.9B $2.2B
Engines sold to Ford
(in units)
125K 102K 25K
Post Retirement Benefit
(Costs)
$42M ($233M) ($179M)
JV Investments
(start-up costs)
NA ($20M) ($55M)

NYSE: NAV
24 24
Thoughts for FY 2011
Full Year Timing
North America Industry + Recovering Throughout the Year
Market Share + Building Experience in 1st Half / Gains in 2nd Half
- Class 4/5
+
- Class 6/7
+
- Class 8
- / +
Core Business Performance +  + Trends with Volume
Global Growth + Volume Growth as Distribution Expands
Military Revenue - / + $1.5B - $2.0B
Engine + OEM Volume Growth
- South America – / + Sustain South America
Parts + Continued Growth
Facility Integration Engineering Integration / Transition
–
Labor UAW, Chatham

MAXXFORCE MAXXFORCE MAXXFORCE MAXXFORCE 15

Mahindra NAVISTAR

JAC MOTORS

NEOBUS

purePOWER

NAVISTAR

NYSE: NAV
25 25
Investor & Analyst Day - January 25, 2011
Reservation Required
Navistar’s Investor & Analyst Day
Tuesday, January 25, 2011
Melrose Park Engine Facility
Melrose Park, IL
10:30 a.m. – 3 p.m. CST
Lunch, Presentation with Q&A
Plant Tour, Lab Demos & Product Displays
Reservation Required
Please contact Suzanne Sorensen at Suzanne.Sorensen@Navistar.com to RSVP
JAC JV and NEOBUS JV are pending
7.2L
4.8L
9 10 DT
7
11 13
9.3L

NYSE: NAV 26 Appendix

NYSE: NAV
27 27
4Q2010 and Full Year Information:
Profitable at all points in the cycle
Quarterly Manufacturing
Segment Profit ($ in millions)
Quarterly Diluted Earnings
(loss) per share
$1.19
$0.54
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
4Q09 4Q10
$232
$146
$0.00
$50.00
$100.00
$150.00
$200.00
$250.00
4Q09 4Q10
2009 2010
Military Revenue $613M $591M
Truck $400M $495M
Parts $213M $96M
World Wide Chargeouts 22,800 24,800
Ford Engine Volume (US/Can) 39,600 0
Product Development Cost $94M $126M
UAW Agreement Costs N/A $10M
2009 2010
Military Revenue $2,941M $2,151M
Truck $2,121M $1,820M
Parts $820M $331M
World Wide Chargeouts 75,800 86,900
Ford Engine volume - full Year (US/Can) 101,500 24,900
Product Development Cost $433M $464M
UAW Agreement Costs N/A $10M
Full Year
Fourth Quarter

NYSE: NAV
28 28
Market Share – U.S. & Canada School Bus and Class 6-8
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q Full Year
Bus (School) 57% 57% 48% 58% 55% 56% 60% 61% 66% 61% 60% 63% 52% 59% 59%
Medium (Class 6-7) 34% 35% 39% 35% 36% 30% 39% 33% 39% 35% 33% 44% 36% 37% 38%
   Heavy (LH & RH) 16% 15% 19% 25% 19% 24% 23% 29% 24% 25% 23% 22% 30% 20% 24%
Severe Service 28% 26% 26% 29% 27% 32% 36% 33% 33% 34% 34% 35% 35% 29% 33%
Combined Class 8 20% 19% 21% 26% 22% 26% 27% 30% 27% 28% 26% 26% 31% 22% 26%
Combined Market Share 27% 27% 28% 32% 29% 30% 35% 36% 36% 34% 31% 35% 34% 30% 33%
2010
Market Share - U.S. & Canada School Bus and Class 6-8
2008 2009

NYSE: NAV
29 29
Truck Chargeouts
Note: Information shown below is based on Navistar’s fiscal year
Fiscal year 2008 1Q08 2Q08 3Q08 4Q08 Full Year 2008
BUS 3,100 3,300 2,700 4,400 13,500
MEDIUM 3,700 6,300 5,800 4,500 20,300
HEAVY 2,600 3,900 4,500 7,800 18,800
SEVERE 2,400 3,400 3,300 3,700 12,800
TOTAL 11,800 16,900 16,300 20,400 65,400
MILITARY (U.S. & Foreign) 1,600 2,200 2,300 2,600 8,700
EXPANSIONARY 5,900 8,100 8,400 5,700 28,100
WORLD WIDE TRUCK 19,300 27,200 27,000 28,700 102,200
Fiscal year 2009 1Q09 2Q09 3Q09 4Q09 Full Year 2009
BUS 2,700 3,100 3,500 4,500 13,800
MEDIUM 3,200 3,400 2,700 3,700 13,000
HEAVY 6,100 3,200 4,500 5,300 19,100
SEVERE 2,800 2,700 2,800 2,600 10,900
TOTAL 14,800 12,400 13,500 16,100 56,800
MILITARY (U.S. & Foreign) 2,500 2,100 1,200 2,000 7,800
EXPANSIONARY 2,400 1,900 2,300 4,600 11,200
WORLD WIDE TRUCK 19,700 16,400 17,000 22,700 75,800
Fiscal year 2010 1Q10 2Q10 3Q10 4Q10 Full Year 2010
BUS 3,100 3,100 2,300 3,900 12,400
MEDIUM 3,900 5,300 3,900 5,400 18,500
HEAVY 5,200 4,600 6,400 5,400 21,600
SEVERE 3,100 3,000 1,800 2,800 10,700
TOTAL 15,300 16,000 14,400 17,500 63,200
MILITARY (U.S. & Foreign) 900 900 1,600 1,200 4,600
EXPANSIONARY 3,900 4,500 4,600 6,100 19,100
WORLD WIDE TRUCK 20,100 21,400 20,600 24,800 86,900

NYSE: NAV
30 30
World Wide Engine Shipments
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
OEM sales - South America 27,600   33,800   34,500   36,700   132,600
Ford sales - U.S. and Canada 41,400   48,000   18,600   16,500   124,500
Other OEM sales 3,200     4,200     4,900     6,500     18,800
Intercompany sales 13,600   16,500   21,200   18,300   69,600
Total Shipments 85,800   102,500 79,200   78,000   345,500
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
OEM sales - South America 19,400   22,500   26,100   31,200   99,200
Ford sales - U.S. and Canada 12,600   26,400   22,900   39,600   101,500
Other OEM sales 4,500     2,400     1,800     2,600     11,300
Intercompany sales 14,400   12,600   12,800   17,500   57,300
Total Shipments 50,900   63,900   63,600   90,900   269,300
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
OEM sales - South America 30,700   34,600   33,600   33,900   132,800
Ford sales - U.S. and Canada 24,700   200        -         -         24,900
Other OEM sales 2,000     3,600     3,700     4,900     14,200
Intercompany sales 16,400   17,700   15,600   18,800   68,500
Total Shipments 73,800   56,100   52,900   57,600   240,400
2010
2008
2009

NYSE: NAV
31 31
Order Receipts – U.S. & Canada
Percentage Percentage
2010 2009 Change Change 2010 2009 Change Change
3,200 9,100 (5,900) (65) 7,800 18,300 (10,500) (57)
5,200 7,100 (1,900) (27) 17,700 15,100 2,600 17
Class 8 heavy trucks 4,100 7,000 (2,900) (41) 20,200 19,900 300 2
Class 8 severe service trucks 2,200 3,700 (1,500) (41) 10,000 11,100 (1,100) (10)
14,700 26,900 (12,200) (45) 55,700 64,400 (8,700) (14)
6,300 10,700 (4,400) (41) 30,200 31,000 (800) (3)
The three and twelve months ended October 31, 2009 have been recast to exclude 200 and 3,000 units, respectively, related to U.S. military contracts to reflect our new methodology for categorization of “traditional” units.
Total "Traditional" Markets
Combined Class 8 (Heavy and Severe Service)
"Traditional" Markets
School buses
Class 6 and 7 medium trucks
Twelve Months Ended
October 31,
Order Receipts: U.S. & Canada (Units)
Three Months Ended
October 31,

13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
10/31/00
12/31/00
2/28/01
4/30/01
6/30/01
8/31/01
10/31/01
12/31/01
2/28/02
4/30/02
6/30/02
8/31/02
10/31/02
12/31/02
2/28/03
4/30/03
6/30/03
8/31/03
10/31/03
12/31/03
2/29/04
4/30/04
6/30/04
8/31/04
10/31/04
12/31/04
2/28/05
4/30/05
6/30/05
8/31/05
10/31/05
12/31/05
2/28/06
4/29/06
6/30/06
8/31/06
10/31/06
12/31/06
2/28/07
4/30/07
6/30/07
8/31/07
10/31/07
12/31/07
2/29/08
4/30/08
6/30/08
8/31/08
10/31/08
12/31/08
2/28/09
4/30/09
6/30/09
8/31/09
10/31/09
12/31/09
2/28/10
4/30/10
6/30/10
8/31/10
10/31/10

NYSE: NAV
32 32
International Dealer Stock Inventory (Units)
*
U.S. and Canada Dealer Stock Inventory
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include U.S. IC Bus or Workhorse Custom Chassis inventory.

NYSE: NAV
33 33
Frequently Asked Questions
Q1: Why did the Company disclose that it revised its previous financial statements?
A: In Q4, the Company identified errors that originated in periods prior to 2008. The errors included: (i) an understatement of our net obligation for pension benefits of $25 million due to our actuarially computed projected benefit obligations for pensions not measuring certain benefits, (ii) an understatement of our asbestos claims reserve of $9 million for a mechanical error in the actuarial model used to calculate our reserve, and (iii) an understatement of our reserve for certain disability programs for our Canadian operations of $16 million due to an error in the application of the accounting guidance for defined benefits and a related understatement of our deferred tax assets of $5 million. These errors resulted in the understatement of our accumulated deficit and accumulated other comprehensive loss of $29 million and $16 million, respectively, at October 31, 2009.
The corrections are not considered material to any previously reported consolidated financial statements. The 2009 and 2008 impact of these errors, totaling $10 million, was recognized in our results for 2010 as they were not material to our financial results for 2009 and 2008. We have revised our previously reported Consolidated Balance Sheet as of October 31, 2009 and
Consolidated Statements of Stockholders’ Deficit for the years ended October 31, 2009 and
2008 to reflect the correction of errors identified in those statements. The revisions did not impact the Consolidated Statements of Cash Flows for those periods.

NYSE: NAV
34 34
Frequently Asked Questions
Q2: How does vertical integration of a big bore engine impact warranty?
A: With the transition to 100% MaxxForce engines we will assume an increased responsibility for engine warranty, which was previously absorbed by our suppliers and reflected in our material costs. The impact of this change will increase warranty expense and decrease material costs.
Q3: What is the breakdown of your South American engine business in 2010 (broken down by automotive, agricultural/other, and truck)? What do you expect your breakout to be in 2012?
A:
Q4: What is in your Dealcor debt?
A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets for company owned dealers.
Q5: How many Dealcor dealers did you have as of October 31, 2010?
A: Of our 276 primary NAFTA dealers, we have ownership interest in 11 DealCor dealers as of
October 31, 2010. We expect to further reduce our number of Dealcor dealers in 2011.
Application 2010 FY 2012 FY
Pick-ups & SUVs 35% 30%
Trucks 23% 24%
Tractors 20% 9%
Buses 11% 22%
Industrial 5% 7%
GenSets 5% 6%

NYSE: NAV
35 35
Frequently Asked Questions
Q6: Are there any requirements for NFC leverage?
A: NFC is compliant with our revolver leverage covenant of 6 to 1. This ratio calculation excludes qualified retail and lease securitization debt.
Q7: How do you fund your wholesale business?
A: We primarily finance our wholesale portfolio in traditional private or public securitizations, and through our bank facility.
Q8: How are your dealers doing?
A: We think our dealers, which have always been one of our strengths, are well positioned.  We traditionally have not had any significant dealer losses and expect that trend to continue in the future.
Q9: What kind of rates do you charge your dealers and customers?
A: Generally, our rates vary (those with higher credit risk have always had to pay higher interest rates)
and are usually in line with the market.
Q10: How is your NFC portfolio performing?
A: Repossessions, past due accounts and losses peaked in 2008 and have continued to show improvement. NFC portfolio performance improved considerably in 2010, which has resulted in a lower provision for losses.

NYSE: NAV
36 36
Frequently Asked Questions
Q11: What is your total amount of capacity at NFC?
A: Total availability in our funding facilities is more than $719 million as of October 31, 2010.
Q12: What is the status of the retail financing alliance with GE Capital in the United States?
A: Navistar Capital – the alliance we formed with GE Capital to support the sale of Navistar products – is off to a great start and progressing consistent with expectations.
Q13: Why have NFC’s wholesale receivables and debt moved onto the balance sheet?
A: NFC amended its wholesale securitization trust to allow NFC some control over receivables transferred to the trust, which is a variable interest entity of which NFC is the primary beneficiary.  Under current accounting rules, the amendment requires NFC to consolidate the assets and liabilities of the wholesale securitization trust onto the balance sheet.
Q14: How does the latest Ground Combat Vehicle (GCV) program announcement affect Navistar?
A: Navistar was not originally part of the GCV program.  Recently, the Army announced it would cancel the contract solicitation and issue a revised Request for Proposal (RFP).  Navistar will evaluate potential opportunities once the RFP has been issued.
Q15: What is the current Joint Light Tactical Vehicle (JLTV) program status?
A: As part of the Technology Development (TD) phase, Navistar and BAE delivered right-hand drive prototypes to Australia on June 21 following delivery of prototypes to the U.S. in May.

NYSE: NAV
37 37
Frequently Asked Questions
Q16: What is the status of any MaxxPro
®
Dash rolling chassis orders?
A: At this time, we stand ready to support any needs from the military should they choose to retrofit the remainder of the MaxxPro fleet with DXM™ independent suspension. To date, Navistar has been contracted to produce 1,305 MaxxPro Dash units with DXM independent suspension and is currently retrofitting another 1,222 Dash units in theater with the capability. Recently, the company also received an order for 250 of the new MaxxPro Recovery MRAP variant.
Q17: What are your margins for military vehicles?
A: We do not break margins out specific to our military vehicles. These numbers are reported as part of our Truck Group financials.
Q18: What are the 2010 emissions requirements?
A: The rules allow manufacturers to go to a maximum of 0.50 NOx if they reduced earlier with advanced technology; manufacturers need to be at 0.20 NOx if they chose not to introduce advanced technologies to reduce their emissions earlier.
Q19: What will Navistar do to meet the 0.20 NOx emissions when its credits are depleted?
A: Navistar remains committed to its strategy of providing solutions that let customers focus on their business, not emissions regulations. Solutions under development are multi-pronged and include our prime path of in-cylinder solutions along with application-specific solutions such as the Amminex metal ammine-based NOx reductant delivery system which Navistar announced in December 2009.

NYSE: NAV
38 38
Frequently Asked Questions
Q20: How much net operating losses remain, and why is there still a valuation allowance against deferred tax assets?
A: The Company has U.S. federal net operating losses available as of October 31, 2010 with an undiscounted cash value of $161 million. In addition, we have state NOLs valued at $85 million and foreign NOLs valued at $85, for a total undiscounted cash value of $331 million. (The $25 million reduction in our financial statement NOL deferred tax component relates to stock option accounting.)
A substantial portion of these NOL assets are subject to a valuation allowance. In addition to the deferred tax assets attributable to the NOLs, we have other deferred tax assets arising from temporary book-
tax differences subject to a valuation allowance, for a total balance of deferred tax assets subject to a valuation allowance of $1.8 billion. Under U.S. GAAP rules, when the Company is able to demonstrate sufficient earnings (both historically and in the future) to absorb these future deductions, the Company will release its valuation allowances.
If U.S. operations continue to improve, we believe it is reasonably possible that the Company may release all or a portion of its U.S. valuation allowance in the next twelve months.  When we release the valuation allowance, $49 million would favorably impact paid in capital and the balance would favorably impact net income.

NYSE: NAV
39 39
Frequently Asked Questions
Q21: How has recent tax legislation affected Navistar?
A: The Worker, Homeownership, and Business Assistance Act of 2009 provided an opportunity to carry back alternative minimum tax net operating losses from the Company’s 2010 fiscal year and to receive a refund of alternative minimum tax (AMT) payments made in the prior five fiscal years. The Company expects to receive a refund of $29 million of AMT credits as a result of this legislation. The Tax Relief,
Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the Tax Relief Act) extends current tax rules in several areas, which if not extended, could have adversely impacted the
Company’s tax results. In addition, the Act provides the opportunity for businesses to fully depreciate qualifying property purchased through the end of 2011 (50% first year depreciation for purchases in
2012), which could benefit both Navistar and its customers.
Q22: What makes up our consolidated tax expense?
A: Our pre-tax operating profits reflect our worldwide operations; similarly our consolidated tax expense reflects the impact of differing tax positions throughout the world. In general, we currently have full valuation allowances against the deferred tax assets of our U.S. and Canadian operations.
Consequently, our tax expense in those jurisdictions is generally limited to current state or local taxes and the impact of alternative minimum taxes. In 2010 we reported a refund of $29 million in AMT
credits which we expect to receive in 2011.   Our Brazilian and Mexican operations are profitable and
as a result we accrue taxes in those jurisdictions. This combination of factors contributes to our low overall consolidated effective tax rate.
Q23: What contributed to the $14 million decrease in income tax expense as compared to 2009?
A: The decrease in tax expense was primarily driven by the $29 million refund of U.S. alternative minimum tax, offset by increases in our foreign taxes as a result of higher foreign income.

NYSE: NAV
40 40
Frequently Asked Questions
Q24: Your tax footnote in the 10K discloses gross deferred tax assets of $1.9 billion. How will those assets be used to offset future taxable income?
A: Simply put, deferred tax assets represent the value of future tax deductions attributable to items that have already been expensed or deducted for book purposes. The most commonly understood component of deferred tax assets is the value of our net operating losses, which will serve to reduce taxable income in the future. In addition, we have several other major components of deferred taxes which will reduce taxable income in the future. For example, the Company has accrued significant
OPEB, pension and other employee benefit expenses during prior years based on expected payments to be made in the future. As these payments are made, the Company will realize tax deductions to the extent of its future taxable income.
Q25: What is your expected 2010 pension and OPEB GAAP expense?
A: Assuming no further containment actions and no curtailment events, we anticipate 2011 pension and
OPEB GAAP expense will not exceed 2010 levels.
Q26: What are your expected 2011 and beyond pension funding requirements?
A: Current forecasts indicate that we may need to contribute approximately $180 million in 2011. We believe the recently enacted pension funding relief legislation Preservation of Access to Care for
Medicare Beneficiaries and Pension Relief Act of 2010 will materially reduce the amount of required cash contributions into our major US defined benefit plans over the next five years. Although certain specific regulations related to funding relief have not yet been defined, we anticipate that minimum required cash contributions will be reduced between $300 and $400 million for the year 2012 through
2014 compared with our estimate of minimum required cash contributions before funding relief.

NYSE: NAV
41 41
Frequently Asked Questions
Q27: What causes the variance between manufacturing cash interest payments and GAAP interest expense?
A:  The main variance between cash and GAAP interest results from the recent issuance of new manufacturing debt. In October 2009, our manufacturing company issued $1 billion of senior unsecured high yield notes and $570 million of senior subordinated convertible notes. As a result of this issuance, future manufacturing interest expense will be higher than cash interest payments due to the amortization of debt issuance costs which are amortized over the life of each note ($36 million), amortization of the original issue discount of the high yield notes ($37 million) and amortization of the embedded call option in the convertible notes ($114 million). In FY 2010, this variance is much larger due to the timing of interest payments on the high yield notes. Interest payment dates are in May and
November starting in May 2010. Therefore, we had only one cash payment this fiscal year even though expense will show the full year amount. As a result of this and other non-cash interest expense, FY 2010 shows a variance of approximately $79 million between cash and GAAP interest.
Q28: What are the $225 million of Recovery Zone Facility Revenue Bonds (RZFB) Series 2010 due
October 15, 2040 being used for?
A: We are using the proceeds to invest in our product development strategy and our HQ consolidation.
Great products are a key pillar of our three pronged strategy. Streamlining and improving our product development processes will continue to provide competitive advantages for us in the marketplace. The funding from RZFB will allow us to consolidate many facilities into a new facility and make necessary renovations to that facility. Additionally we will invest in an existing facility, which includes investments in equipment and technology that will help us create and improve our product development process and thus shareholder value.

NYSE: NAV
Frequently Asked Questions
Q29: Why did you use RZFB financing?
A: The recovery zone facility bonds are a cost effective, long-term form of capital that is complementary to our capital structure. The bonds have a 30 year maturity and a fixed rate coupon of 6.50% per annum. They are callable at par any time after 10 years (October 15, 2020).
Issuing bonds in the tax-exempt market gave us exposure to a new source of investors that we wouldn’t otherwise have access to if not for the Recovery Zone Facility Bond program.
Q30: What should we assume for capital expenditures in fiscal 2011?
A: We plan to continue capital spending within the traditionally guided range of $250 - $350 million for products and development. There is capital spending related to Product Development Consolidation not included in the range that is fully funded through Recovery Zone Bonds.
Q31: How do you think about accounting vs. economic dilution on your convertible debt?
A: Please see the presentation on the IR website
(http://ir.navistar.com/dilution.cfm )
entitled Dilution
overview resulting from the Convertible Notes issued on October
2009.
Q32: How does your Class 8 industry compare to     A:
ACT Research?
Reconciliation to ACT
ACT* 199,737    199,737
CY to FY adjustment (20,000)     (16,000)
Other misc. specialty vehicles  Included in ACT (8,500)       (5,000)
Total (ACT comparable Class 8 to Navistar) 171,237    178,737
Navistar Industry Retail Deliveries Combined Class 8 Trucks 160,000    172,000
Navistar difference from ACT: 11,237      6,737
*Source:  ACT N.A. Commercial Vehicle Outlook - December 10th, 2010
* *  Navistar will update this number at the January 25th Analyst Day
U.S. and Canadian Class 8 Truck Sales
2011
42

NYSE: NAV
($ in millions)
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation
FYTD Manufacturing Cash Flow
Beginning Mfg. Cash¹ Balance
Fiscal 2007 Fiscal 2008 Fiscal 2009 YTD - FY 2010
October 31, 2006 $1,214
October 31, 2007 $722
October 31, 2008 $777
October 31, 2009 $1,152
Approximate Cash Flows:
From Operations ($231) $414 $514 $409
Dividends from NFC $400 $15 $0 $0
From Investing / (Cap Ex) ($200) ($220) ($284) ($350)
From Financing / (Debt Pay Down) ($480) ($133) $56 ($110)
Exchange Rate Effect $19 ($21) $9 ($1)
Net Cash Flow ($492) $55 $295 ($52)
Blue Diamond Consolidation $0 $0 $80 $0
Ending Mfg. Cash¹ Balance:
October 31, 2007 $722
October 31, 2008 $777
October 31, 2009²
$1,152
April 30, 2010²
$1,100
1
Cash = Cash, Cash Equivalents & Marketable Securities
2
Includes cash from the consolidation of non-contolling minority interests
43

NYSE: NAV
44 44
SEC Regulation G
This presentation is not in accordance with, or an alternative for,
U.S.
generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
DEBT
October 31,
2010
October 31,
2009
(in millions)
Manufacturing operations
8.25% Senior Notes, due 2021, net of unamortized discount of $35 and $37 million at the
respective dates 965 $              963 $
3.0% Senior Subordinated Convertible Notes, due 2014, net of unamortized discount of $99
    and $114 at the respective dates 476                 456
Debt of majority owned dealership 66                   148
Financing arrangements and capital lease obligations  221                 271
Loan Agreement related to 6.5% Tax Exempt Bonds, due 2040 225
Other 33                   23
Total manufacturing operations debt 1,986 $           1,861 $
Less: Current portion (145)                (191)
Net long-term manufacturing operations debt 1,841 $           1,670 $
Financial services operations
Asset-backed debt issued by consolidated SPEs, at variable rates, due serially through 2018 1,731 $           1,227 $
Bank revolvers, at fixed and variable rates, due dates from 2010 through 2016 974                 1,518
Revolving retail warehouse facility, at variable rates, due 2010 -                      500
Commercial Paper, at variable rates, due serially through 2011 67                   52
  Borrowing secured by operating and finance leases, at various rate, due serially through 2017 112                 134
Total financial services operations debt 2,884 $           3,431 $
Less: Current portion (487)                (945)
Net long-term financial services operations debt 2,397 $           2,486 $
Cash & Cash Equivalents
October 31,
2010
October 31,
2009
Manufacturing non-GAAP (Unaudited) 534 $              1,152 $           *
Financial Services non-GAAP (Unaudited) 51                   60
Consolidated US GAAP (Audited) 585 $              1,212 $
Manufacturing Cash & Cash Equivalents non-GAAP (Unaudited) 534 $              1,152 $           *
Manufacturing Marketable Securities non-GAAP (Unaudited) 566                 -
Manufacturing Cash, Cash Equivalents & Marketable Securities non-GAAP (Unaudited) 1,100 $           1,152 $
*Includes cash and cash equivalents from consolidating Blue Diamond Truck and Blue Diamond Parts

NYSE: NAV
45 45
SEC Regulation G
Three Months Ended October 31, 2010
($ millions)
Net income (loss) attributable to NIC 39 $
Add back income taxes 6
Income before income taxes 45 $
Less equity income from financial service operations (33)
Income before income taxes and equity income from financial service operations 12 $
Add back manufacturing interest expense 38
Manufacturing EBIT 50 $
Add back manufacturing depreciation and amortization
1
73
Adjusted manufacturing EBITDA 123 $
1
Includes depreciation of equipment leased to others and excludes debt issuance cost/discount amortization

NYSE: NAV
46 46
SEC Regulation G –
Fiscal Year Comparison
Manufacturing Segment Profit is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However,we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
Future
2009
U.S. and Canada Industry 414,500 350,000
($billions)
Sales and revenues, net $ 15 + $ 20 +
($millions)
Manufacturing segment profit* $ 1,600
Below the line items
Income excluding income tax
Income tax expense (298)
Net Income attributable to Navistar International Corporation (NIC)
Diluted earnings per share ($'s) attributable to NIC $12.31
Weighted average shares outstanding: diluted (millions)
Original Target
@ 414.5k Industry
Revised Target
@ 350k Industry
$ 1,780
(590)
~ 72.5
$892
~ 72.5
(500)
1,100
(275)
$825
$11.46
1,190

NYSE: NAV
SEC Regulation G –
Fiscal Year Comparison
This presentation is not in accordance with, or an alternative for,
U.S.
generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
2009 2008
Non GAAP Non GAAP Non GAAP Non GAAP As Reported Non GAAP Non GAAP As Reported Non GAAP Non GAAP As Reported
Without All
Impacts
Other
Impacts
Without UAW
Impacts
UAW
Impacts With Impacts
Without
Impacts Impacts With Impacts
Without
Impacts Impacts With Impacts
U.S. and Canada Industry 191,300           181,800        244,100
($billions)
Sales and revenues, net 12.1 $              11.6 $           14.7 $
($millions)
Manufacturing segment profit *
(excluding items listed below) 725 $               - $         725 $               - $         725 $               707 $            - $            707 $            1,088 $         - $            1,088 $
Ford settlement net of related charges -                  27             27                     -            27                     -               160               160               -               (37)               (37)
UAW Expenses -                  -            -                   (11)            (11)                  -               -               -               -               -               -
Impairment of property, plant and equipment -                  -            -                   -            -                  -               (31)               (31)               -               (358)             (358)
Manufacturing segment profit 725                  27             752                  (11)            741                  707               129               836               1,088            (395)             693
Below the line items
(excluding items listed below) (496) $             - $         (496) $              - $         (496) $             (468)             -               (468)             (502)             -               (502)
UAW Expenses -                  -            -                   1               1                       -               -               -               -               -               -
Write-off of debt issuance cost -                  -            -                   -            -                  -               (11)               (11)               -               -               -
Below the line items (496)                -            (496)                 1               (495)                (468)             (11)               (479)             (502)             -               (502)
Income (loss) excluding income tax 229                  27             256                  (10)            246                  239               118               357               586               (395)             191
Income tax benefit (expense) (23)                  -            (23)                   -            (23)                  (34)               (3)                 (37)               (58)               1                   (57)
Net Income (loss) attributable to Navistar International Corporation 206 $               27 $          233 $               (10) $         223 $               205 $            115 $            320 $            528 $            (394) $          134 $
Diluted earnings (loss) per share ($'s) attributable to Navistar International Corporation 2.82 $              0.37 $       3.19 $              (0.14) $      3.05 $              2.86 $           1.60 $           4.46 $           7.21 $           (5.39) $         1.82 $
Weighted average shares outstanding: diluted (millions)
73.2                 73.2          73.2                 73.2          73.2                 71.8              71.8              73.2              73.2
* Includes: non-controlling minority interest in net income of subsidiaries net of tax; extraordinary gain net of tax
2010
47